UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2020

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐        Consumers Energy Company ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2020, CMS Energy Corporation (“CMS Energy”) and Consumers Energy Company (“Consumers”) entered into an Officer Separation Agreement (“OS Agreement”) with Garrick J. Rochow, president and chief executive officer.  This OS Agreement replaces Rochow’s previous officer separation agreement.  A copy of the form OS Agreement has been filed as exhibit 10.6 to CMS Energy’s and Consumers’ Form 10-K for the fiscal year ended December 31, 2019 and is incorporated by reference herein.

In return for releasing all claims against CMS Energy and various other covenants, under the terms of the OS Agreement Rochow would be paid a separation payment in an amount equal to 1.75 times his then annual base salary. Also, the OS Agreement provides for vesting on pro-rata basis at target level for time-based restricted stock and vesting pro-rata basis for performance-based shares but shall continue to be subject to any applicable performance based vesting requirement and shall be paid out in the future in conformance therewith. In addition, the OS Agreement provides for use of the separation payment amount when calculating the applicable supplemental executive retirement plan payment and otherwise generally preserve existing rights to other benefits, such as pension and related compensation, which the officer had accrued at the time of termination. The preceding disclosure does not purport to be complete and is qualified in its entirety by reference to the form of the OS Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: December 15, 2020	By:	/s/ Shaun M. Johnson
Shaun M. Johnson
Senior Vice President and
General Counsel

CONSUMERS ENERGY COMPANY

Dated: December 15, 2020	By:	/s/ Shaun M. Johnson
Shaun M. Johnson
Senior Vice President and
General Counsel